Financial Instruments	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Financial instruments	Financial instruments
Risk management
In the normal course of business, the Company is exposed to various risks from its use of financial instruments. To manage these risks, the Company follows a financial risk management framework, which is monitored and approved by the Company's Audit, Finance and Risk Committee, with a goal of maintaining a strong balance sheet, optimizing earnings per share and free cash flow, financing its operations at an optimal cost of capital and preserving its liquidity. The Company has limited involvement with derivative financial instruments in the management of its risks and does not hold or issue them for trading or speculative purposes.

Foreign currency risk
The Company conducts its business in both Canada and the U.S. and as a result, is affected by currency fluctuations. Changes in the exchange rate between the Canadian dollar and the US dollar affect the Company's revenues and expenses. To manage foreign currency risk, the Company designates US dollar-denominated debt of the parent company as a foreign currency hedge of its net investment in foreign operations. As a result, from the dates of designation, foreign exchange gains and losses on translation of the Company's US dollar-denominated debt are recorded in Accumulated other comprehensive loss, which minimizes volatility of earnings resulting from the conversion of US dollar-denominated debt into the Canadian dollar.
The Company also enters into foreign exchange forward contracts to manage its exposure to foreign currency risk. As at December 31, 2024, the Company had outstanding foreign exchange forward contracts to purchase a notional value of US$580 million (2023 - US$1,496 million). These outstanding contracts are at a weighted-average exchange rate of $1.37 per US$1.00 (2023 - $1.37 per US$1.00) with exchange rates ranging from $1.35 to $1.39 per US$1.00 (2023 - $1.34 to $1.39 per US$1.00). The weighted-average term of the contracts is 88 days (2023 - 77 days) with terms ranging from 63 days to 125 days (2023 - 26 days to 178 days). Changes in the fair value of foreign exchange forward contracts, resulting from changes in foreign exchange rates, are recognized in Other income in the Consolidated Statements of Income as they occur. For the year ended December 31, 2024, the Company recorded a gain of $226 million (2023 - loss of $45 million; 2022 - gain of $129 million) related to foreign exchange forward contracts. These gains and losses were largely offset by the re-measurement of US dollar-denominated monetary assets and liabilities recognized in Other income. As at December 31, 2024, the fair value of outstanding foreign exchange forward contracts included in Other current assets and Accounts payable and other was $38 million and $nil, respectively (2023 - $nil and $64 million, respectively).
Interest rate risk
The Company is exposed to interest rate risk, which is the risk that the fair value or future cash flows of a financial instrument will vary as a result of changes in market interest rates. Such risk exists in relation to the Company's debt. The Company mainly issues fixed-rate debt, which exposes the Company to variability in the fair value of the debt. The Company also issues debt with variable interest rates, which exposes the Company to variability in interest expense. To manage interest rate risk, the Company manages its borrowings in line with liquidity needs, maturity schedule, and currency and interest rate profile. In anticipation of future debt issuances, the Company may use derivative instruments such as forward rate agreements.

During 2024 and 2023, the Company entered into treasury lock agreements to hedge US Treasury benchmark rates related to expected debt issuances in 2024 and 2023, respectively. The treasury locks were designated as cash flow hedging instruments with cumulative gains or losses recorded in Accumulated other comprehensive loss in derivative instruments. Upon settlement, cash proceeds or outflows were included in operating activities in the Consolidated Statements of Cash Flows, and the gain or loss was recorded in Accumulated other comprehensive loss which is amortized over the term of the corresponding debt and recognized as an adjustment to interest expense on the Consolidated Statements of Income. In conjunction with the September 18, 2024 debt issuance, the Company settled treasury locks with a notional amount of US$500 million ($680 million), resulting in a cumulative loss of $15 million. In conjunction with the November 1, 2023 debt issuance, the Company settled treasury locks with a notional amount of US$450 million ($622 million), resulting in a cumulative gain of $97 million. As at December 31, 2024 and 2023, there were no treasury locks outstanding.
Fair value of financial instruments
The financial instruments that the Company measures at fair value on a recurring basis in periods subsequent to initial recognition are categorized into the following levels of the fair value hierarchy based on the degree to which inputs are observable:
•Level 1: Inputs are quoted prices for identical instruments in active markets
•Level 2: Significant inputs (other than quoted prices included in Level 1) are observable
•Level 3: Significant inputs are unobservable

The carrying amounts of Cash and cash equivalents and Restricted cash and cash equivalents approximate fair value. These financial instruments include highly liquid investments purchased three months or less from maturity, for which the fair value is determined by reference to quoted prices in active markets.

The carrying amounts of Accounts receivable, Other current assets and Accounts payable and other approximate fair value due to their short maturity, unless otherwise specified. The fair value of equity investments with readily determinable fair values, included in Intangible assets, goodwill and other, is classified as Level 1 with gains and losses being recorded in Other income within the Consolidated Statements of Income. The fair value of derivative financial instruments, included in Other current assets and Accounts payable and other is classified as Level 2 and is used to manage the Company's exposure to foreign currency risk. The fair value is measured by discounting future cash flows using a discount rate derived from market data for financial instruments subject to similar risks and maturities.
The carrying amount of the Company's debt does not approximate fair value. The fair value is estimated based on quoted market prices for the same or similar debt instruments, as well as discounted cash flows using current interest rates for debt with similar terms, company rating, and remaining maturity. The Company classifies debt as Level 2. As at December 31, 2024, the Company's debt, excluding finance leases, had a carrying amount of $20,887 million (2023 - $18,435 million) and a fair value of $19,688 million (2023 - $17,844 million). The carrying amount of debt excluding finance leases exceeded the fair value due to an increase in market rates compared to the stated coupon rate.